UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 22, 2009
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                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-14120                 23-1462070
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  (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)



   Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania     19477
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               (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

     As previously disclosed, Advanta Corp. (the "Company") has adopted a plan designed to dramatically limit the Company's credit loss exposure and maximize its capital and its liquidity measures. The plan includes not preventing an early amortization of the Company's securitization transactions, and in connection with the early amortization, closing customers' accounts to future use, as well as the execution of a tender offer by Advanta Corp. for the outstanding trust preferred securities issued by Advanta Capital Trust I and a tender offer by Advanta Bank Corp. for a portion of the AdvantaSeries notes issued by the Advanta Business Card Master Trust, the Company's securitization trust.

     The Company previously disclosed that it expected to close its customers' accounts to future use on June 10, 2009. Upon further evaluation, the Company has been advised that, although the determination of whether the three-month average excess spread is below the contractually required minimum to avoid early amortization may not be formalized until on or about June 10, 2009, the securitization transactions will effectively stop funding new receivables as of June 1, 2009 if the early amortization event occurs. As a result, the Company expects to close its customers' accounts to future use and activity effective May 30, 2009.

     The Company will be communicating with its customers in accordance with applicable requirements and the Company remains committed to assisting its customers during this account closure process.

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This Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) factors affecting plans to maximize the Company's capital and its liquidity measures, including factors impacting the successful execution and completion of the tender offers for the trust preferred securities and the AdvantaSeries securitization notes; and (2) the impact of any legal, regulatory, administrative or other proceedings. The cautionary statements provided above are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the "safe harbor" provisions of the Act for any such forward-looking information. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Advanta Corp.
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                                                 (Registrant)


Date: May 22, 2009
                                           By:   /s/ Jay A. Dubow
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                                                 Jay A. Dubow, Chief
                                                 Administrative Officer, Senior
                                                 Vice President, Secretary and
                                                 General Counsel